AHCA CONTRACT NO. FA614

AMENDMENT NO. 1

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency” and AMERIGROUP COMMUNITY CARE, INC., hereinafter referred to as the “Vendor”, is hereby amended as follows:

1. Standard Contract, Section II, Item A, the first sentence is hereby amended to now read:

To pay for contracted services according to the conditions of Attachment I in an amount not to exceed $1,021,554,466.00 (an increase of $18,518,174.00), subject to availability of funds.

2.	Attachment I, Section B, Method of Payment, Item 1, General, the first paragraph is hereby amended to now read as follows:

Notwithstanding the payment amounts which may be computed with the rate tables specified in Exhibit III, the sum of total capitation payments under this Contract shall not exceed the total Contract amount of $1,021,554,466.00 (an increase of $18,518,174.00).

3.	Attachment I, Exhibit II, Capitation Rates, is hereby deleted in its entirety and replaced with Exhibit II-A, Revised Capitation Rates, attached hereto and made a part of the Contract.

4.	Attachment II, Section V, Covered Services, Item B, Optional Services, is hereby deleted in its entirety and replaced with the following:

B. Optional Services

1. The Plan shall offer the following services within all applicable Medicaid guidelines:

	Covered	Not Covered

Dental Services		X

Transportation Services	X

5.	This Amendment shall have an effective date of January 1, 2007, or the date on which both parties execute the Amendment, whichever is later.

All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

This amendment and all its attachments are hereby made a part of the Contract.

IN WITNESS WHEREOF, the parties hereto have caused this three (3) page amendment (which includes all attachments hereto) to be executed by their officials thereunto duly authorized.

AMERIGROUP COMMUNITY CARE, INC.STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION
SIGNED		SIGNED

NAME: Don Gilmore		NAME: Christa Calamas

TITLE: CEO		TITLE: Secretary

DATE:

List of Attachments/Exhibits included as part of this Amendment:

Specify Type Exhibit	Letter/ Number II-A	Description Revised Capitation Rates (1 Page)

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

EXHIBIT II-A
REVISED CAPITATION RATES

Table 4 - General Capitation Rates plus Mental Health Rates plus Transportation:
Area 5 Counties:
County:	Provider Number:
Pasco	015005304
Pinellas	015005305
Area 6 Counties:
County:	Provider Number:
Hillsborough	015005300
Polk	015005307
Manatee	015005318
Area 7 Counties:
County:	Provider Number:
Orange	015005308
Seminole	015005313
Osceola	015005314
Brevard	015005336
Area 8 Counties:
County:	Provider Number:
Lee	015005302
Sarasota	015005306
Area 9 Counties:
County:	Provider Number:
Palm Beach	015005310
Area 10 Counties:
County:	Provider Number:
Broward	015005311
Area 11 Counties:
County:	Provider Number:
Miami-Dade	015005312

EXHIBIT III

September 1, 2006- August 31, 2007 HMO RATES
(MEDICAID Non-Reform HMO CAPITATION RATES)
By Area , Age and Eligibility Category
Effective from September 1, 2006 thru August 31, 2007

TABLE 3
General + MH + Dental Rates:
TANF	SSI-N	SSI-B SSI-AB

Area BTHM0+2M0 3M0.11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21.54) AGE (55+) BTHMO+2M0 3M0-11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+) AGE (65-) AGE (65+)

01 02 03	984.43 984.43 1,119.05	187.80 187.80 215.14	98.41 99.27 112.34	76.67 83.33 83.37	Female 142.09 143.64 155.49	Male 82.41 83.96 87.52	Female 245.26 244.45 281.35	Male 158.28 157.47 181.61	326.24 325.93 378.51	9,105.08 9,105.09 9,838.63	1,515.00 1,515.01 1,650.61	432.51 435.33 465.60	268.70 275.89 255.18	292.89 273.51 270.70	795.68 742.82 788.49	702.46 687.60 747.08	227.77 246.52 231.90	96.63 98.51 87.26	86.76 88.64 77.34

04 977.47 188.45 98.28 74.52 136.78 77.53 247.57 160.06 333.90 9,496.10 1,594.99 453.16 268.97 275.55 777.64 729.71 301.57 101.51 91.14

05 06 07 08 09 10 11	1,067.16 952.21 995.59 891.17 959.79 950.00 1,250.59	205.72 184.55 192.19 172.29 184.66 183.48 239.83	108.38 97.98 100.95 90.51 97.52 97.54 126.08	82.24 80.32 80.49 68.89 76.58 80.65 97.97	150.94 143.81 143.01 126.08 137.48 139.77 177.28	85.79 85.67 82.60 71.75 78.87 81.87 101.17	275.45 248.64 253.93 227.84 242.05 242.34 312.69	179.28 162.82 164.71 147.84 156.40 157.32 201.72	370.68 335.19 342.70 308.28 325.82 327.46 419.94	10,493.91 9,507.05 9,869.10 8,573.21 9,678.23 12,128.20 13,040.11	1,761.87 1,601.07 1,664.39 1,440.47 1,630.71 2,049.66 2,192.62	497.23 454.57 471.63 406.25 460.05 578.71 617.59	271.12 272.52 274.11 224.35 256.93 323.81 337.84	289.01 298.58 283.87 237.32 270.44 341.82 358.76	842.94 832.70 810.02 691.37 784.62 989.96 1,047.74	800.28 751.55 764.07 655.12 743.09 938.51 994.82	237.48 270.73 266.03 207.65 193.17 234.27 294.22	92.44 80.85 90.77 87.12 88.23 94.95 131.90	79.75 70.09 80.76 77.23 78.67 84.02 116.39

TABLE 4

General + MH + Transportation

TANF SSI-N SSI-B SSI-AB

Area BTHM0+2M0 3M0.11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+) BTHMO+2M0 3M0-11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+) AGE (65-) AGE (65+)

01 02 03 04 05 06 07 08 09 10 11	989.41 989.41 1,124.90 981.69 1,070.82 956.09 998.64 896.29 964.64 953.74 1,253.13	189.41 189.41 217.03 189.81 206.90 185.80 193.18 173.95 186.23 184.69 240.64	97.06 97.92 110.60 97.06 105.54 96.08 99.28 89.03 95.47 95.35 123.00	72.23 78.89 77.82 70.59 75.03 75.05 75.95 64.12 70.73 74.82 90.63	Female 138.71 140.26 151.16 133.73 144.28 139.25 139.01 122.39 132.56 134.57 170.16	Male 79.17 80.72 83.44 74.63 79.94 81.66 79.01 68.25 74.37 77.25 95.05	Female 248.03 247.22 282.97 248.31 270.09 247.35 253.13 228.37 243.58 243.04 312.73	Male 159.83 159.02 182.02 160.00 174.06 161.07 163.62 147.45 156.91 157.31 201.33	329.39 329.08 380.34 334.75 364.54 333.72 341.78 308.88 327.57 328.25 419.99	9,129.34 9,129.35 9,868.98 9,525.59 10,513.00 9,527.20 9,889.65 8,596.82 9,702.53 12,156.21 13,058.07	1,535.05 1,535.06 1,675.69 1,619.35 1,777.63 1,617.71 1,681.36 1,459.97 1,650.78 2,072.80 2,207.46	440.25 443.07 475.17 463.16 500.55 459.82 477.19 413.52 467.40 586.63 621.12	267.63 274.82 253.66 268.67 265.53 269.59 271.52 222.85 255.16 320.83 333.27	294.48 275.10 272.53 278.36 286.05 298.08 283.71 238.44 271.41 342.12 356.60	813.36 760.50 809.95 798.72 851.58 843.95 823.30 706.27 802.29 1,010.07 1,058.59	714.87 700.01 761.99 744.42 805.21 758.71 773.02 665.08 755.47 952.55 1,001.97	239.52 258.27 241.15 307.55 239.28 273.49 269.96 214.93 198.62 239.40 296.79	112.65 114.53 110.17 122.56 100.41 90.97 103.61 101.16 107.13 118.00 144.07	93.54 95.42 87.01 100.01 82.63 74.07 86.01 83.01 86.64 93.74 121.37